BLACKROCK ALLOCATION TARGET SHARES

BATS: Series A Portfolio

(the “Fund”)

Supplement dated September 11, 2018 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated July 27, 2018, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The seventh paragraph in the section of the Fund’s Summary Prospectus entitled “Key Facts About BATS: Series A Portfolio — Principal Investment Strategies of the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series A Portfolio — Principal Investment Strategies of the Fund” are deleted in their entirety.

The section of the Fund’s Summary Prospectus entitled “Key Facts About BATS: Series A Portfolio — Principal Risks of Investing in the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series A Portfolio — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The seventh paragraph in the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The section of the Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Non-Diversification Risk.”

The following is added as the second to last paragraph of the section of the SAI entitled “Investment Restrictions — Non-Fundamental Investment Restrictions (BATS: Series A Portfolio)”:

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Shareholders should retain this Supplement for future reference.

PR2SAI-BATSA-0918SUP